UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 24, 2007
                               ------------------
                                (Date of Report)

                           ELITE PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-45241                 22-3542636
          --------                     ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES

ITEM 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

         On April 24, 2007, Registrant sold in a private placement through Oppenheimer & Company, Inc., the placement agent ("PLACEMENT AGENT"), 15,000 shares of its Series C 8% Convertible Preferred Stock, par value $0.01 per share (the "SERIES C PREFERRED STOCK"), at a price of $1,000 per share, each share convertible (at $2.32 per share) into 431.0345 shares of Common Stock, or an aggregate of 6,465,517 shares of Common Stock. Purchasers of the Series C Preferred Stock (the "INVESTORS") also acquired warrants to purchase shares of Common Stock (the "WARRANTs"), exercisable on or prior to April 24, 2012. The Warrants represent the right to purchase an aggregate of 1,939,655 shares of Common Stock at an exercise price of $3.00 per share. If at any time after one year from the date of issuance of the warrants there is no effective registration statement registering, or no current prospectus available for, the resale of the shares of Common Stock underlying the Warrants by the holder of such Warrants, then the Warrants may also be exercised at such time by means of a "cashless exercise". The private placement of the Series C Preferred Stock and the Warrants was made pursuant to a Securities Purchase Agreement, dated as of April 24, 2007 (the "PURCHASE AGREEMENT"), between the Registrant and the Investors. For so long as the Series C Preferred Stock is outstanding, if at any time the Registrant issues Common Stock or securities convertible or exercisable for Common Stock, the holders of the Series C Preferred Stock will have preemptive rights to purchase their PRO RATA share of the Common Stock or securities convertible or exercisable for Common Stock on the same terms, conditions and price provided for in such issuance; provided, that this right is subject to exceptions as set forth in the Purchase Agreement. The Registrant agrees to obtain approval from the shareholders of the Registrant with respect to the transactions contemplated by the Purchase Agreement and documents related thereto, including the issuance of all of the shares of Common Stock underlying the Series C Preferred Stock and warrants in excess of 19.99% of the issued and outstanding Common Stock of the Registrant on April 24, 2007.

         The gross proceeds of the private placement were $15,000,000 before payment of $1,050,000 in commissions to the Placement Agent and selected dealers. In addition, the Registrant agreed to reimburse the Placement Agent for all documented out-of-pocket expenses incurred by the Placement Agent in connection with the private placement, including reasonable fees and expenses of its counsel, which the Registrant and Placement Agent agreed to limited to $25,000. Pursuant to the placement agent agreement, the Registrant issued to the Placement Agent and its designees warrants to purchase 193,965 shares of Common Stock. Such warrants are at an exercise price of $3.00 per share, exercisable on or prior to April 24, 2012.

         Pursuant to the Registration Rights Agreement, dated as of April 24, 2007 (the "REGISTRATION RIGHTS AGREEMENT"), holders of the Series C Preferred Stock are provided demand and piggy-back registration rights at Registrant's expense. Registrant has agreed to file a registration statement under the Securities Act of 1933, as amended (the "ACT") for resale the shares of Common Stock ("REGISTRABLE SECURITIES") issuable upon conversion of the Series C Preferred Stock, upon exercise of the Warrants and as payment of dividends on the Series C Preferred Stock within 30 days of the closing of the private placement (the "FILING DATE") as set forth in the Registration Rights Agreement. If (i) the Initial Registration Statement (as defined in the Registration Rights Agreement) is not filed on or prior to its Filing Date; (ii) as to, in the aggregate among all holders of Registrable Securities on a pro-rata basis based on their purchase of the shares of Series C Preferred Stock pursuant to the Purchase Agreement, 7,000,000 of the Registrable Securities, subject to certain adjustments (collectively, the "INITIAL SHARES"), a registration statement registering for resale all of the Initial Shares is not declared effective by the United States Securities and Exchange Commission (the "COMMISSION") by August 21, 2007 of the Initial

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Registration  Statement (or September 20, 2007 in the case of a "full review" by the Commission of the Initial Registration Statement); or (iii) all of the Registrable Securities, other than the Initial Shares, are not registered for resale pursuant to one or more effective Registration Statements on or before December 31, 2007, (any such failure or breach being referred to as an "EVENT", and the date on which such Event occurs, the "EVENT DATE"), then, in addition to any other rights the holders of Registrable Securities may have under the Registration Statement or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Registrant agreed to pay to each holder of Registrable Securities an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such holder pursuant to the Purchase Agreement for any unregistered Registrable Securities then held by such holder (calculated as if all convertible securities had been fully converted). In no event will the Registrant be liable for liquidated damages under the Registration Rights Agreement (1) with respect to any Warrants or shares of Common Stock issuable upon exercise of the Warrants; and (2) in excess of 1.5% of the Subscription Amount (as defined in the Purchase Agreement) in any 30-day period. In addition, the maximum aggregate liquidated damages payable to a holder of Registrable Securities under the Registration Rights Agreement shall be 15% of the aggregate Subscription Amount paid by such holder.

         Each of the purchasers of the Series C Preferred Stock has represented that such purchaser is an "accredited investor" and has agreed that the securities issued in the private placement are to bear a restrictive legend against resale without registration under the Act. The Series C Preferred Stock and warrants were sold by Registrant pursuant to the exemption from registration afforded by Section 4(2) of the Act and Regulation D thereunder.

         See Item 5.03 for the filing by Registrant of the Certificate of Designation, Preferences and Rights of the Series C Preferred Stock which provides among other things for preferential rights of the Series C Preferred Stock as to dividends and liquidation over those of the Common Stock and the prohibition of the payment of dividends on the Common Stock without the consent of the holders of a majority of the then outstanding shares of Series C Preferred.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

         On April 24, 2007, pursuant to the authority of its Board of Directors, Registrant filed with the Secretary of State of Delaware the Certificate of Designations, Preferences and Rights of Series C Preferred Stock (the "SERIES C PREFERRED CERTIFICATE").

         The Series C Preferred Stock are to accrue dividends at the rate of 8% per annum on their purchase price of $1,000 per share (increasing to 15% per annum after April 24, 2009) payable quarterly on January 1, April 1, July 1 and October 1, payable in cash or shares of Common Stock, which will be valued solely for such purpose at 95% of the average of the VWAP (as defined in the Series C Preferred Certificate) for the 20 consecutive trading days ending on the trading day that is immediately prior to the dividend payment date, in accordance with the terms of the Series C Preferred Certificate. Any dividends, whether paid in cash or shares of Common Stock, that are not paid within 5 trading days, following a dividend payment date, shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the dividend payment date through and including the date of payment). No payment or dividends may be payable on Common Stock or any other capital stock ranked junior to the Series C Preferred Stock prior to the satisfaction of the dividend obligation on the Series C Preferred Stock.

         Each share of Series C Preferred Stock will be entitled to a preference equal to the per share purchase price ($1,000 subject to adjustment) plus any accrued but unpaid dividends thereon and any other fees or liquidated damages owing thereon upon the liquidation, dissolution or winding-up of the Registrant, whether voluntary or involuntary ("LIQUIDATION"), which preference ranks PARI PASSU with the Series B Preferred Stock (as defined below) and senior to any other capital stock ranked junior to the Series C Preferred Stock. A Fundamental Transaction (as defined in the Series C Preferred Certificate) or Change of Control Transaction (as defined in the Series C Preferred Certificate) will not be deemed a Liquidation under the Series C Preferred Certificate.

         The holders of Series C Preferred Stock will not have any voting rights except as specifically provided in the Series C Preferred Certificate or as required by law. However, as long as any shares of Series C Preferred Stock are outstanding, the Registrant will not without the prior affirmative vote of holders of at least 70% of the then outstanding shares of the Series C Preferred Stock and the Registrant's Series B 8% Convertible Preferred Stock, par value $0.01 per share (the "SERIES B PREFERRED Stock" and together with the Series C Preferred Stock, the "PREFERRED STOCK") collectively, (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Series C Preferred Certificate; (ii) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation senior to or otherwise PARI PASSU with the Preferred Stock;
(iii) amend its certificate of incorporation, bylaws or other charter documents in any manner that adversely affects any rights of the holders of the Preferred Stock; (iv) increase the authorized number of shares of Preferred Stock; (v) other than Permitted Indebtedness (as defined in the Series C Preferred Certificate) until April 24, 2010 incur any indebtedness for borrowed money of any kind; (vi) other than Permitted Liens (as defined in the Preferred Certificate) until April 24, 2010, incur any liens of any kind; (vii) repay or repurchase other than more than a DE MINIMIS number of shares of Common Stock or securities convertible or exchangeable into Common Stock, other than as permitted by the Preferred Certificate; (viii) pay cash dividends or distributions on any securities of the Registrant junior to the Preferred Stock; or (ix) enter into any agreement or understanding with respect to the foregoing. Notwithstanding the above, the Registrant may issue any security issued in connection with a Strategic Transaction (as defined in the Series C Preferred Certificate) that ranks as to dividends, redemption or distribution of assets upon a Liquidation PARI PASSU with or junior to the Preferred Stock without the prior affirmative vote of holders of at least 70% of the then outstanding shares of Preferred Stock.

         Each share of Series C Preferred  Stock is initially  convertible  into
431.0345 shares of Common Stock. The conversion price for the Series C Preferred Stock is equal to $2.32, subject to adjustment for certain events, including dividends, stock splits, combinations and the sale of Common Stock or securities convertible into or exercisable for Common Stock at a price less than the then applicable conversion price. If the Registrant does not meet its share delivery requirements set forth in the Series C Preferred Certificate, the holders of Preferred Stock shall be entitled to (i) liquidated damages, payable in cash; and (ii) cash equal to the amount by which the cost of the shares of Common Stock such holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) for delivery in satisfaction of a sale by such holder of the shares of Common Stock issuable upon conversion of such holder's Series C Preferred Stock which such holder was entitled to receive upon the conversion at issue exceeds the product of (1) the aggregate number of shares of Common Stock that such holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed.

         The Registrant may force conversion of the Series C Preferred Stock in the event the Registrant provides written notice to the holders of the Series C Preferred Stock that the VWAP for each 20 consecutive trading day period during a Threshold Period (as defined in the Preferred Certificate) of Common Stock exceeded $5.38 (subject to adjustment) and the average volume the trading days during such Threshold Period exceed 50,000

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shares of Common  Stock  (subject to  adjustment  for forward and reverse  stock splits, recapitalizations, stock dividends and the like).

         Upon the occurrence of certain Triggering Events (as defined in the Preferred Certificate), each holder of Series C Preferred Stock shall have the right, exercisable at the sole option of such holder, to require the Registrant to redeem each share of such holder's Series C Preferred Stock for cash in an amount equal to 130% of the stated value, all accrued but unpaid dividends thereon and all liquidated damages and other costs, expenses or amounts due in respect of the Series C Preferred Stock (the "TRIGGERING REDEMPTION AMOUNT"). Upon certain Triggering Events, each holder of Series C Preferred Stock shall have the right, exercisable at the sole option of such holder, to require the Registrant to redeem each share of Series C Preferred Stock for shares of Common Stock equal to the number of shares of Common Stock equal to the Triggering Redemption Amount divided by 85% of the average of the VWAP for the 10 consecutive trading days immediately prior to the date of the redemption. If at any time the Commission, the Registrant's auditors, American Stock Exchange (or similar trading exchange) or any other governmental or regulatory authority having jurisdiction over the Registrant determines that a Triggering Event for which a holder shall be entitled to a cash redemption constitutes a condition for redemption which is not solely within the control of the Registrant (as set forth in Item 28 of Rule 5-02 of Regulation S-X of the Securities Exchange Act of 1934, as amended), or that as a result of any such Triggering Event, the Series C Preferred Stock shall not be included in the Registrant's balance sheet under the heading "stockholder equity", then the holders of Series C Preferred Stock shall not be entitled to receive a cash payment, but instead shall be entitled to receive shares of Common Stock.

         The Registrant may redeem all of the Series C Preferred Stock outstanding, at any time after April 24, 2009 for a redemption price, payable in cash, for each share of Series C Preferred Stock equal to (i) 150% of the stated value; (ii) accrued but unpaid dividends thereon; and (iii) all liquidated damages and other amounts due in respect of the Series C Preferred Stock.

         Pursuant to the Certificate of Designations of Preferences, Rights and Limitations of the Series B Preferred Stock (the "SERIES B CERTIFICATE"), filed with the Secretary of State of the State of Delaware on March 15, 2006, so long as shares of the Series B Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of at least 70% of the then outstanding Series B Preferred Stock, (i) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a liquidation PARI PASSU with the Series B Preferred Stock; (ii) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or to alter or amend the Series B Certificate; (iii) alter the Company's certificate of incorporation or other charter documents in any manner that adversely affects the rights of the holders of the Series B Preferred Stock; or (iv) enter into any agreement or understanding with respect to the foregoing. The Registrant sought and obtained the consent of 70% of the holders of its Series B Preferred Stock (the "SERIES B CONSENT"), as a condition to the sale of the Series C Preferred Stock, to modify to the Series B Certificate and to the creation of the Series C Preferred Stock.

         The holders of the Series B Preferred Stock consented to (i) the filing of the Amended Certificate of Designations of Preferences, Rights and Limitations of the Series B Preferred Stock (the "AMENDED SERIES B PREFERRED CERTIFICATE") with the Secretary of State of the State of Delaware, which, INTER ALIA, (a) provides for group voting by and among the holders of the Series B Preferred Stock and the holders of the Series C Preferred Stock, and (b) extends the date on which the cumulative dividend rate increases from 8% to 15% from March 16, 2008 to April 24, 2009; and (ii) the authorization, creation, offering and issuance of the Series C Preferred Stock. On April

24, 2007, pursuant to the authority of its Board of Directors, Registrant filed with the Secretary of State of Delaware the Amended Series B Preferred Certificate.

         In consideration for the Series B Consent, (i) the Registrant agreed to extend the expiration date of certain warrants issued to each holder of Series B Preferred Stock at the time of the original issuance of the Series B Preferred Stock from March 16, 2011 to March 16, 2012; and (ii) each of Midsummer Investment, Ltd. and Bushido Capital Master Fund, LP (each, a "PRINCIPAL HOLDER"), as the holders of the largest number of the currently outstanding shares of Series B Preferred Stock, were granted a covenant by the Registrant pursuant to which, so long as each Principal Holder continues to hold at least 20% of the then outstanding Series B Preferred Stock, the Registrant will not take any action which requires the consent of at least 70% of the holders of the Preferred Stock, unless each Principal Holder consents to such action.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         a)   Not applicable.

         b)   Not applicable.

         c)   Exhibits

                Exhibit 3.1 Amended Certificate of Designations of Preferences, Rights and Limitations of Series B 8% Convertible Preferred Stock as filed with the Secretary of State of the State of Delaware

                Exhibit 3.2 Certificate of Designations of Preferences, Rights and Limitations of Series C 8% Convertible Preferred Stock as filed with the Secretary of State of the State of Delaware

                Exhibit 4.1       Form of Series C Preferred Stock Certificate

                Exhibit 4.2       Form of Warrant

                Exhibit 4.3       Form of Warrant issued to Placement Agent

                Exhibit 10.1      Form of Securities Purchase Agreement

                Exhibit 10.2      Form of Registration Rights Agreement

                Exhibit 10.3 Form of Placement Agent Agreement, between Registrant and Oppenheimer & Company, Inc.

                99.1              Press Release dated April 25, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ELITE PHARMACEUTICALS, INC.


Date: April 25, 2007                    By: /s/ Bernard J. Berk
                                            -------------------------------
                                            Bernard J. Berk
                                            Chief Executive Officer